[ZURICH LIFE LETTERHEAD]

VIA EDGAR

February 19, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Annuity Separate Account

("Variable Annuity Separate Account")

File No. 811-3199

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Annuity Separate Account referenced above for the Kemper Advantage III Variable Annuity product ("Advantage III"). The annual report consists of a front and back cover binding the most recent annual reports of the underlying fund options available through the Variable Annuity Separate Account for Advantage III. Because the most recent annual reports of the underlying funds have been filed with the SEC by their respective investment managers/advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

The Variable Annuity Separate Account for Advantage III includes the following underlying fund options:

Scudder Variable Series I (File No. 811-04257)

Scudder Variable Series II (File No. 811-5002)

Janus Aspen Series (File No. 811-7736)

Fidelity Variable Insurance Products Fund (File No. 811-03329)

Fidelity Variable Insurance Products Fund II (File No. 811-05511)

The Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-7044)

J. P. Morgan Series Trust II (File No. 811-8212)

The Alger American Fund (File No. 811-5550)

American Century Variable Portfolios, Inc. (File No. 811-5188)

Credit Suisse Trust (File No. 811-07261)

ING VP Emerging Markets Fund, Inc. (File No. 811-8250)

ING VP Natural Resources Trust (File No. 811-05710

Securities and Exchange Commission

February 20, 2003

Please call the undersigned at 847-874-7375 if you have any questions or comments.

Yours truly,

/s/ Allen Reed

Allen Reed

Vice President &

Assistant General Counsel